                                                                    Exhibit 23.2


The following is the consent we would anticipate issuing upon the completion of the audit of the 1994 financial statements. The audits of the 1995 and 1996 financial statements have been completed.

                                                      /s/ Ernst & Young LLP

November 18, 1997


                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report on the consolidated financial statements of Hawk Corporation
dated November   , 1997, in the Registration Statement (Form S-1 No. 333-XXXXX)
and related Prospectus of Hawk Corporation for the registration of 000,000 shares of its common stock.



Cleveland, Ohio
November   , 1997

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report on the financial statements of Helco, Inc. dated July 26, 1994, in the Registration Statement (Form S-1 No. 333-XXXXX) and related Prospectus of Hawk Corporation for the registration of 000,000 of its common stock.

                                                   /s/ Ernst & Young LLP

Cleveland, Ohio
November 18, 1997

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report on the financial statements of Sinterloy, Inc. dated August 22, 1997, in the Registration Statement (Form S-1 No. 333-XXXXX) and related Prospectus of Hawk Corporation for the registration of 000,000 shares of its common stock.

                                                      /s/ Ernst & Young LLP

Cleveland, Ohio
November 18, 1997

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report on the consolidated financial statements of S.K. Wellman Limited Inc. and Subsidiaries dated September 26, 1996, in the Registration Statement (Form S-1 No. 333-XXXXX) and related Prospectus of Hawk Corporation for the registration of 000,000 shares of its common stock.


                                                   /s/ Ernst & Young LLP

Cleveland, Ohio
November 18, 1997